POWER OF ATTORNEY


         I, the undersigned trustee of Morgan Grenfell Investment Trust, a Delaware business trust, do hereby constitute and appoint James E. Minnick and Mark Arthus and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in my capacity as trustee, the Registration Statement on Form N-1A of Morgan Grenfell Investment Trust and any and all amendments to said Registration Statement to be filed by Morgan Grenfell Investment Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in my capacity as trustee to enable Morgan Grenfell Investment Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunto set my hand on this 29th day of June 1994.


                                             /s/ Edward T. Tokar
                                             ----------------------------------
                                             Edward T. Tokar
                                             Trustee

                               POWER OF ATTORNEY


         I, the undersigned trustee of Morgan Grenfell Investment Trust, a Delaware business trust, do hereby constitute and appoint James E. Minnick and Mark Arthus and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in my capacity as trustee, the Registration Statement on Form N-1A of Morgan Grenfell Investment Trust and any and all amendments to said Registration Statement to be filed by Morgan Grenfell Investment Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in my capacity as trustee to enable Morgan Grenfell Investment Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunto set my hand on this 5th day of July 1994.


                                             /s/ Hugh G. Lynch
                                             ----------------------------------
                                             Hugh G. Lynch
                                             Trustee

                               POWER OF ATTORNEY


         I, the undersigned trustee of Morgan Grenfell Investment Trust, a Delaware business trust, do hereby constitute and appoint James E. Minnick and Mark Arthus and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in my capacity as trustee, the Registration Statement on Form N-1A of Morgan Grenfell Investment Trust and any and all amendments to said Registration Statement to be filed by Morgan Grenfell Investment Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in my capacity as trustee to enable Morgan Grenfell Investment Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunto set my hand on this 29th day of December, 1993.


                                             /s/ Patrick W. Disney
                                             ----------------------------------
                                             Patrick W. Disney
                                             Trustee

                               POWER OF ATTORNEY


         We, the undersigned trustees of Morgan Grenfell Investment Trust, a Delaware business trust, do hereby severally constitute and appoint James E. Minnick and Mark Arthus and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for each of us, in the name of each of us and in the capacity as trustee, the Registration Statement on Form N-1A of Morgan Grenfell Investment Trust and any and all amendments to said Registration Statement to be filed by Morgan Grenfell Investment Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in the name of each of us and on behalf of each of us in the capacity as trustee to enable Morgan Grenfell Investment Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming the signature of each of us as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

IN WITNESS WHEREOF, we have hereunto set our hands on this 29th day of December, 1993.


                                             /s/ Graham E. Jones
                                             ----------------------------------
                                             Graham E. Jones
                                             Trustee

                                             /s/ William N. Searcy
                                             ----------------------------------
                                             William N. Searcy
                                             Trustee

                                             /s/ Paul K. Freeman
                                             ----------------------------------
                                             Paul K. Freeman
                                             Trustee

                               POWER OF ATTORNEY


         I, the undersigned officer of Morgan Grenfell Investment Trust, a Delaware business trust, do hereby constitute and appoint James E. Minnick and Mark Arthus and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacities indicated below, the Registration Statement on Form N-1A of Morgan Grenfell Investment Trust and any and all amendments to said Registration Statement to be filed by Morgan
Grenfell Investment Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacities indicated to enable Morgan Grenfell Investment Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunto set my hand on this 1st day of July 1994.


                                             /s/ Jeffrey A. Cohen
                                             ----------------------------------
                                             Jeffrey A. Cohen
                                             Treasurer and
                                             Chief Financial Officer

                               POWER OF ATTORNEY


         I, the undersigned Officer of Morgan Grenfell Investment Trust, a Delaware business trust, do hereby constitute and appoint James E. Minnick and Mark Arthus and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacities indicated below, the Registration Statement on Form N-1A of Morgan Grenfell Investment Trust and any and all amendments to said Registration Statement to be filed by Morgan Grenfell Investment Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacities indicated as trustee to enable Morgan Grenfell Investment Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunto set my hand on this 29th day of December, 1993.


                                             /s/ Theresa M. Messina
                                             ----------------------------------
                                             Theresa M. Messina
                                             Chief Financial Officer and
                                             Treasurer

                               POWER OF ATTORNEY


         I, the undersigned trustee of Morgan Grenfell Investment Trust, a Delaware business trust, do hereby constitute and appoint Patrick W. W. Disney and Mark G. Arthus and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in my capacity as trustee, the Registration Statement on Form N-1A of Morgan Grenfell Investment Trust and any and all amendments to said Registration Statement to be filed by Morgan Grenfell Investment Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in my capacity as trustee to enable Morgan Grenfell Investment Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunto set my hand on this 6th day of February, 1996.


                                             /s/ James E. Minnick
                                             ----------------------------------
                                             James E. Minnick
                                             Trustee